Exhibit 5

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Kimber Resources Inc. (the “Company”) on Form 20-F for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon Cummings, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kimber Resources, Inc.

This Certification is executed as of September 28, 2012.

“/s/ Gordon Cummings”
Gordon Cummings
Chief Executive Officer
(Principal Executive Officer)

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Kimber Resources Inc. (the “Company”) on Form 20-F for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lyn Davies, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kimber Resources, Inc.

This Certification is executed as of September 28, 2012.

“/s/ Lyn Davies”
Lyn Davies
Chief Financial Officer
(Principal Financial and Accounting Officer)